SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2016

Lans Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148385	47-4426774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Brickell, Miami, Florida	33133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-755-7451

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 – Other Events

Item 8.01 Other Events

Adoption of Code of Ethics:

On September 23, 2016, our Board of Directors approved and adopted a Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics is applicable to all directors, officers and employees of our company, our company’s subsidiaries and any subsidiaries that may be formed in the future. The Code of Ethics addresses such individuals’ conduct with respect to, among other things, conflicts of interests; compliance with applicable laws, rules, and regulations; full, fair, accurate, timely, and understandable disclosure; competition and fair dealing; corporate opportunities; confidentiality; insider trading; protection and proper use of our assets; fair treatment; and reporting suspected illegal or unethical behavior. The description of the Code of Ethics is a summary and is qualified in its entirety by reference to the Code of Ethics, a copy of which is attached hereto as Exhibit 14.1. The Code of Ethics will also be posted on our website at http://lansholdings.com/.

Adoption of Insider Trading Policy:

On September 23, 2016, our Board of Directors approved and adopted a Procedures And Guidelines Governing Insider Trading And Tipping (“Insider Trading Policy”). The Insider Trading Policy is applicable to all of our directors, officers, employees, designated outsiders and their respective family members, as appropriate, and is applicable to all transactions in our securities, including common stock, options and any other securities that we may issue, such as preferred stock, notes, bonds and convertible securities, as well as to derivative securities relating to any of our securities, whether or not issued by us.

The Insider Trading Policy is designed to better comply with federal and state securities laws governing (a) trading in our securities while in the possession of “material nonpublic information” concerning us, and (b) tipping or disclosing material nonpublic information to outsiders, and in order to, among other things, prevent even the appearance of improper insider trading or tipping. The description of the Insider Trading Policy is a summary and is qualified in its entirety by reference to the Insider Trading Policy, a copy of which is attached hereto as Exhibit 14.2. The Insider Trading Policy will also be posted on our website at http://lansholdings.com/.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
14.1	Code of Ethics
14.2	Insider Trading Policy

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lans Holdings, Inc.

/s/ Trevor Allen

Trevor Allen

President and Chief Executive Officer

Date: September 28, 2016

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